Filed Pursuant to Rule 497(e)

Registration File No: 333-67926

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") OF

ADVANTAGE ADVISERS MULTI-SECTOR FUND I

200 Park Avenue, 24th Floor

New York, New York 10166

(212) 667-4225

Supplement dated July 16, 2007 to the SAI of

Advantage Advisers Multi-Sector Fund I (the "Fund")

The following updates and revises certain information regarding the Fund's Portfolio Managers provided in the Statement of Additional Information dated January 31, 2007, as supplemented to date:

Mr. Michael O'Brien who had served as one of the Portfolio Managers at KBW Asset Management, Inc. ("KBWAM") that managed the banking/financial services Separate Investment Account left KBWAM effective July 6, 2007. Mr. Leonard Savage continues to manage the banking/financial services Separate Investment Account at KBWAM.

Effective July 9, 2007, Mr. John Wimsatt assumed the responsibility of a Portfolio Manager at KWBAM with respect to the Fund's banking/financial services Separate Investment Account.

As of June 30, 2007, each of Mr. Wimsatt and Mr. Savage managed or was a member of the management team for the following client accounts other than the Fund (asset amounts are approximate and have been rounded):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	0	--	0	--
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$179 million	4	$179 million
Other Accounts	0	--	0	--

The compensation of Messrs. Savage and Wimsatt consists of a salary, bonus, employee benefits, profit sharing plan and possible restricted stock. Total compensation is based on the performance of the funds the portfolio managers work on and each portfolio manager's relative contribution to the success of the funds.